Supplement to the Prospectuses and Statement of Additional Information

CREDIT SUISSE ABSOLUTE RETURN FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

Effective immediately, Yogi Thambiah and Alison Kawol (see biographies below) will be the Portfolio Managers responsible for the day-to-day management of the fund. Christine Gaelzer is no longer a Portfolio Manager of the fund.

Biographies

Yogi Thambiah, CFA, Managing Director, has 15 years of investment management industry experience, with a focus on asset allocation and portfolio construction. Previously at Credit Suisse, Mr. Thambiah ran the Investment Strategies & Solutions team, which provided quantitative asset allocation research, analysis and modeling for pension-related issues and asset-class topics. Mr. Thambiah joined Credit Suisse in 1999 from J.P. Morgan Investment Management, where he performed similar research and advised large plan sponsors for the Strategic Investment Advisory Group. Previously, Mr. Thambiah was head of the New York office of Chase Econometrics, where he consulted clients on portfolio construction and risk analysis using the Barra system. Prior to that, Mr. Thambiah was systems engineer. He holds a B.Tech. in Electrical Engineering from the Indian Institute of Technology and an MBA in Finance from the University of Rochester's Simon School of Business. He has authored or co-authored numerous articles for a variety of investment or financial journals. Mr. Thambiah is a CFA charter holder.

Alison Kawol, CFA, Assistant Vice President is a Portfolio Manager for the Multi Asset Class Solutions (MACS) in the US. Previously, Ms. Kawol was a Portfolio Manager in the United Kingdom for MACS. Ms. Kawol joined Credit Suisse Asset Management in 2001. She holds an Economics BSc Hons degree from the University of York, United Kingdom. Ms. Kawol is a CFA charter holder.

Dated: October 30, 2008	16-1008 for AR-PRO-CMN AR-PRO-LOAD 2008-015